UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): January 30, 2013

FIRST KEYSTONE CORPORATION

(Exact name of registrant as specified in its Charter)

PENNSYLVANIA	2-88927	23-2249083
(IRS Employer	(State or other jurisdiction	(Commission
Identification No.	of incorporation)	File Number)

111 West Front Street, Berwick, Pennsylvania	18603
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (570) 752-3671

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 30, 2013, First Keystone Corporation, parent company of First Keystone Community Bank, announced its earnings for the period ending December 31, 2012. The press release announcing fourth quarter earnings is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.      Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of First Keystone Corporation dated January 30, 2013.

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Signatures

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

FIRST KEYSTONE CORPORATION

(Registrant)

By:	/s/ Matthew P. Prosseda
Matthew P. Prosseda
President and CEO

Date:	January 31, 2013

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EXHIBIT INDEX

Exhibit No.	Description	Page No.

99.1	Press Release of First Keystone Corporation dated January 30, 2013	5

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